THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) WITHOUT REGISTRATION UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

                    PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

TO:   SEVEN SEAS PETROLEUM INC.
      Suite 960, Three Post Oak Central
      1900 Post Oak Boulevard
      Houston, Texas 77056

                            PURCHASE OF SPECIAL NOTES

1.    SUBSCRIPTION

1.1 Jasopt Pty Limited (A.C.N. 065 064 164)(the "Subscriber") hereby irrevocably subscribes for and agrees to purchase from SEVEN SEAS PETROLEUM INC. (the "Company") subject to the terms and conditions set forth herein 120,000 exchangeable notes (the "Special Notes") of the Company at par. The Special Notes form part of a larger private placement (the "Private Placement") of an aggregate of up to $25,000,000 of Special Notes, of which US$12,000,000 are being sold hereunder and of which up to up to US$13,000,000 (the"Brokered Portion") are being sold by the Company pursuant to an agency agreement dated as of July 2, 1997 (the "Agency Agreement") between Yorkton Securities Inc. (the "Agent") and the Company. Subject to the terms hereof, this subscription will be effective upon its acceptance by the Company. By acceptance of this offer, the Company covenants, agrees and confirms that the Subscriber will have the benefit of the representations, warranties, covenants, agreements, terms and conditions set forth herein.

1.2 All dollar amounts set out herein refer to United States dollars, unless otherwise indicated.

2.    DESCRIPTION OF SECURITIES

2.1 The Special Notes will be issued in registered form in multiples of US$100 and each Special Note will entitle the Subscriber to receive upon exchange, or deemed exchange, a like principal amount of convertible redeemable (the "Debentures") of the Company without the payment of any additional consideration.

2.2 The Special Notes will be exchangeable into Debentures at any time on or before 5:00 p.m. (Vancouver time) on the date (the "Exchange Date") which is the earlier of:

      (i) the third business day following the date upon which all Qualification and Registration Requirements (as hereinafter defined) have been met; and

      (ii) the first business day which is twelve (12) months from the Closing Date (as hereinafter defined).

      All Special Notes not exercised prior to the Exchange Date will be deemed to be exchanged for Debentures on the Exchange Date without further action or notice on the part of the holder.

2.3 The Debentures will be issued in registered form in multiples of US$100 and will become due on the first business day following five (5) years from the Closing Date (the "Due Date").

2.4 The Debentures will be convertible into units (the "Units") of the Company by the holder on three (3) business days notice, in whole or in part, on the basis of one Unit for each US$11.50 principal amount of Debentures outstanding. Each Unit will consist of one (1) common share of the Company (collectively, the "Shares") and one-half (1/2) of one common share purchase warrant (collectively, the "Warrants"). Each whole Warrant will entitle the holder of one (1) common share (collectively, the "Warrant Shares") of the Company at any time on or before 5:00 p.m. (Vancouver time) on the first business day following one (1) year from the Closing Date at a price of US$15 per share.

2.5 The Special Notes and Debentures will bear interest on the outstanding principal amount at the rate of 6% per annum, payable semi-annually in arrears, on December 31 and June 30 of each year and will be secured by a pledge of shares of subsidiaries of the company. The Special Notes and the Debentures will be subordinate in right of payment after default to any senior bank or financial institution financing (whether currently existing or subsequently arising) and will rank pari passu (including the security interest thereon) with any subsequently issued non-convertible debentures.

2.6 If any time after the Exchange Date the Company's common shares have traded at or over US$14.00 for twenty consecutive trading days on the Toronto Stock Exchange (the "TSE"), the Company may, within ten days, cause the Debentures to be converted on seven days notice provided that the 1933 Registration Statement (as hereinafter defined), must remain in effect throughout such seven day notice period. If the 1933 Registration Statement does not remain in effect throughout such notice period the Company may again provide such seven day notice within five days of resumption of the effectiveness of the 1933 Registration Statement, provided that the Company's common shares have traded at or over US$14.00 on the TSE for two consecutive trading days following such resumption.

2.7 In this Agreement, "Securities" means the Special Notes, the Debentures, the Units, the Shares, the Warrants, and the Warrant Shares. All of the Securities will be transferable, subject to applicable law.

2.8 The foregoing description of Securities in subsections 2.1 to 2.7 is a summary only. The terms and conditions governing the Notes and Debentures will be contained in a trust indenture (the "Trust Indenture") between the Company and Montreal Trust Company of Canada (the "Trustee") and the terms and conditions governing the Warrants will be contained in a warrant indenture (the "Warrant Indenture") between the Company and the Trustee. The Trust Indenture and Warrant Indenture shall be mutually satisfactory to the Company, the Subscriber and the Agent.

3.    QUALIFICATION AND REGISTRATION REQUIREMENTS

3.1 The Company covenants that as soon as practicable following the Closing Date, it will file the following documents:

      (a) a preliminary prospectus (the "Preliminary Prospectus") with the securities commissions (the "Securities Commissions") in all Canadian provinces in which holders of Special Notes are resident (the "Canadian Jurisdictions"), qualifying the distribution of the Debentures upon exchange of the Special Notes;

      (b) a registration statement or registration statements (the "1933 Registration Statement") under the United States Securities Act of 1933 (the "1933 Act") registering for resale the Shares, Warrants and Warrant Shares;

      (c) all required filings with state securities or "blue sky" administrators where the Company or the holders of Securities propose to offer and sell any of the Securities (the "Blue Sky Filings"), and will use its best efforts to:

            (i) cause receipts for a (final) Prospectus (the "Prospectus") to be issued by the Securities Commissions in the Canadian Jurisdictions; and

            (ii) cause the 1933 Registration Statement and Blue Sky Filings to become effective

            (collectively, the "Qualification and Registration Requirements") as soon as practicably possible thereafter.

3.2 The Company will cause the 1933 Registration Statement to remain effective until two (2) years following the date upon which all Debentures have been redeemed, converted, or otherwise retired.

3.3 Notwithstanding section 3.2 herein, the Company may, upon notice to the holders of Debentures, temporarily suspend sales under the 1933 Registration Statement during any reasonable period in which its board of directors determines that because of material developments, it would not be practicable to maintain a current prospectus, provided that in such event, the Company will take all necessary steps to update the prospectus disclosure and notify the holders that sales under the 1933 Registration Statement may resume as soon as practicable.

3.4 The Company will, upon notice from any holder of Securities, make all required filings with state securities or "blue sky" administrators in any state in which such holder proposes to offer and sell any of the Securities provided that (i) no alternative exemption is available for such offer and sale, (ii) such holder provides the Company with all necessary information to enable the Company to make such filings, and (iii) the required filing may only be made by the Company.

3.5 In the event that the Company does not obtain a receipt for the Prospectus in any Canadian Jurisdiction, the Debentures, Shares, Warrants and Warrant Shares will be subject to statutory hold periods during which these securities may not be resold in such Canadian Jurisdiction. The Company is not a reporting issuer in any jurisdiction other than Ontario, British Columbia and Alberta (the "Reporting Jurisdictions"); accordingly, hold periods attaching to the Securities in jurisdictions outside of the Reporting Jurisdictions may never expire. In addition, any Special Notes that are exchanged prior to the issuance of a receipt for the Prospectus by the Securities Commissions will result in statutory restrictions on the resale of the Debentures, Shares and Warrant Shares. Further, notwithstanding filing of a Prospectus in the Canadian Jurisdictions, all Securities will be legended for a period of not less that one year from the date of Closing pursuant to the 1933 Act. The Subscriber is advised to consult its own legal advisors in connection with any applicable resale restrictions.

4.    PAYMENT

4.1 The aggregate Subscription Price shall be paid by cheque or by wire in accordance with the following instructions:

      Southwest Bank of Texas, N.A.
      ABA Number:113011258
      Account Name: Seven Seas Petroleum Inc.
      Account Number: 172391
      Attention: Bill Phelan
      Phone Number: 713-888-4608

5.    QUESTIONNAIRE AND UNDERTAKING AND DIRECTION

5.1 The Subscriber must complete, sign and return the following documents along with one (1) executed copy of this Subscription to the Company:

      (a) Schedule I, a direction to the Company with respect to registration and delivery instructions;

      (b) Schedule II, a questionnaire and undertaking required by The Toronto Stock Exchange (the "TSE");

5.2 The Subscriber shall complete, sign and return to the Company as soon as possible on request by the Company any other documents, questionnaire, notices and undertakings as may be required by regulatory authorities, stock exchanges and applicable law. The Subscriber acknowledges that the Company will file with the TSE, the questionnaire and undertakings of the Subscriber.

6.    CLOSING

6.1 Delivery and payment of the Special Notes will be completed at the offices of McMillan Binch, Barristers and Solicitors, 200 Bay Street, South Tower, Royal Bank Plaza, Toronto, Ontario, M5J 2J7, at 11:00 a.m. (Toronto Time) (the "Closing Time") on July 30, 1997 or such earlier or later date(s) or time(s) as each of the Company, the Subscriber and the Agent shall mutually agree (the "Closing Date") at which time certificates representing the Special Notes (collectively, the "Special Note Certificates") will be available for delivery to the Subscriber.

7.    CONDITIONS OF CLOSING

7.1 The purchase and sale of the Special Notes and the Closing shall be subject to the following conditions:

      (a) the Company having obtained all requisite regulatory approvals required to be obtained by the Company in respect of the Private Placement including, without limitation, the TSE's acceptance for filing thereof, on terms mutually acceptable to the Company and the Agent, acting reasonably;

      (b) the Company having complied fully with all relevant statutory and regulatory requirements required to be complied with prior to the Closing Time in connection with the Private Placement;

      (c) the Company having taken all necessary corporate action to authorize and approve this Agreement, the subscription agreements pursuant to the Brokered Portion (the "Brokered Subscriptions"), the Agency Agreement, the Trust Indenture, the Warrant Indenture, the issuance of the Special Notes and the Securities, and all other matters relating thereto;

      (d) the Agent and the Subscriber having received at the Closing Time favourable legal opinions of counsel to the Company addressed to the Agent, the Agent's counsel, the Subscriber and the Subscriber's counsel, acceptable in all reasonable respects to counsel to the Agent and counsel to the Subscriber to the following effect:

            (i) the Company and its Subsidiaries are corporations validly existing and in good standing under the laws of their respective jurisdictions of incorporation, continuation or amalgamation and are qualified to carry on business and own their assets under the laws of each jurisdiction in which they respectively carry on business and own assets;

            (ii) the Company and the Subsidiaries have all requisite corporate capacity, power and authority to execute and deliver this Agreement, the Agency Agreement, the Brokered Subscriptions, the Trust Indenture, and the Warrant Indenture and to perform all transactions contemplated hereby and thereby;

            (iii) the authorized and issued capital of the Company consists of an unlimited number of common shares without par value and an unlimited number of Class A preference shares issuable in series, of which 32,657,939 common shares are validly issued and outstanding as fully paid and non-assessable and opinions as to the authorized and issued capital of each of the Subsidiaries;

            (iv) each of this Agreement, the Agency Agreement, the Brokered Subscriptions, the Trust Indenture, the Warrant Indenture and the Pledge Agreement to be entered into by the Company has been duly authorized, executed and delivered by the Company and constitutes, and the certificates representing the Special Notes, the Debentures and the Warrants have been duly authorized and, when executed and delivered by the Company, will constitute, legal, valid and binding obligations of the Company enforceable in accordance with their terms, except that;

                  A. the enforcement thereof may be limited by bankruptcy, insolvency and other laws affecting the enforcement of creditors' rights generally;

                  B. rights of indemnity, contribution and waiver of contribution thereunder may be limited under applicable law; and

                  C. equitable remedies, including without limitation, specific performance and injunctive relief, may be granted only in the discretion of a court of competent jurisdiction;

            (v) all necessary corporate actions has been taken by the Company to authorize the creation and issuance of the Special Notes subject to the terms of the Trust Indenture;

            (vi) the Shares and Warrants to be issued upon the conversion of the Debentures have been allotted for issuance to the Subscriber and the subscribers pursuant to the Brokered Subscriptions and the Shares will, when issued upon the due conversion of the Debentures in accordance with the terms of the Trust Indenture, be validly issued to the holders thereof without additional payment;

            (vii) the Warrant Shares to be issued upon the exercise of the
                  Warrants have been allotted for issuance to the holders, from time to time, of the Warrants and such securities will, when issued upon the due exercise of the Warrants in accordance with the terms of the Warrant Indenture, be validly issued to the holders thereof as fully paid and non-assessable;

            (viii)the issue and sale of the Special Notes has been effected in such a manner as to be exempt, either by statute or regulation or order, from the prospectus and registration requirements of the securities legislation of the Canadian Jurisdictions, subject to the filing of all necessary reports, certificates or undertakings required to be filed under applicable securities legislation in each of the Canadian Jurisdictions;

            (ix) upon meeting the Qualification and Registration Requirements the exchange or deemed exchange of the Special Notes, the Securities will not be subject to any statutory hold period under the laws of the Canadian Jurisdictions or the United States federal securities laws and no other documents are required to be filed, proceedings taken or approvals, permits, consents, orders or authorizations of regulatory authorities required to be obtained under the applicable securities legislation, in connection with issuance of the Securities and the first trade of the Securities through registrants registered under the applicable securities laws who have complied with such applicable laws (subject to control person restrictions under securities legislation in each of the Canadian Jurisdictions);

            (x) in the event that receipts for the Prospectus are not issued by the Commissions in the Canadian Jurisdictions, then the issuance of the

                  Securities and Warrant Shares will be exempt from the registration and prospectus requirements of the applicable securities laws of the Canadian Jurisdictions, and the Securities and Warrant Shares shall be subject to certain specified resale restrictions imposed under the securities laws of the Canadian Jurisdictions;

            (xi) the execution and delivery of this Agreement, the Agency Agreement, the Brokered Subscriptions, the Trust Indenture and the Warrant Indenture and the performance of the transactions contemplated hereby and thereby do not and will not result in a breach of, and do not create a state of facts which, after notice or lapse of time or both, will result in a breach of, and do not and will not conflict with, any of the terms, conditions or provisions of the constating documents of the Company;

            (xii) the forms of certificate representing the Special Notes and
                  Warrants have been approved and adopted by the directors of the Company and conform with all applicable corporate legislation and requirements;

            (xiii)at the Closing Time, the Trustee will have been duly appointed by the Company as the registrar and transfer agent of the Shares and the Trustee will be appointed as the trustee in respect of the Special Notes and Warrants;

            (xiv) the Company is a "reporting issuer" in the Provinces of
                  Ontario, British Columbia and Alberta within the meaning of the applicable securities legislation in such Provinces and is not included on the list of defaulting reporting issuers maintained by the British Columbia, Ontario and Alberta Securities Commissions;

            (xv) based solely on a review of the share registers of the Subsidiaries, the Company owns 100% of the issued and outstanding shares of the Subsidiaries (except Cimarrona LLC in which the Company, through Seven Seas Petroleum Colombia Inc., holds a 62.963% membership interest) and, to the best of counsel's knowledge, the shares of the Subsidiaries held directly or indirectly by the Company are all owned free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances, claims and demands whatsoever;

            in giving the opinions contemplated above, counsel to the Company and all local counsel shall be entitled to rely, as to matters of fact, upon the representations, warranties and acknowledgments of the Subscriber contained in this Agreement, and of subscribers pursuant to the Brokered Subscriptions, representations, warranties and covenants of the Agent contained in the Agency Agreement, a certificate of fact of the Company signed by an officer in a position to have knowledge of such facts and their accuracy and certificates of such public officials and other persons as are necessary or desirable;

      (e) the Agent and the Subscriber having received a certificate of the Company dated the Closing Date signed by the Chief Executive Officer of the Company and by such other officer or director acceptable to the Agent and the Subscriber certifying as to certain matters reasonably requested by the Agent and the Subscriber including certification that:

            (i) the Company has complied with all covenants and satisfied all terms and conditions of this Agreement and the Agency Agreement on its part to be complied with and satisfied up to the Closing Time;

            (ii) all of the representations and warranties contained in this Agreement and in the Agency Agreement are true and correct as of the Closing Date with the same force and effect as if made at and as of the Closing Date, after giving effect to the transactions contemplated hereby;

            (iii) since the date hereof, there has been no material adverse change (actual, proposed or prospective, whether financial or otherwise) in the business, affairs, operations, assets, liabilities (contingent or otherwise) or capital of the Company and its Subsidiaries on a consolidated basis;

            (iv) no order, ruling or determination having the effect of ceasing or suspending trading in any securities of the Company (including the Special Notes and the Securities) has been issued and no proceedings for such purposes are pending, or, to the knowledge of such officers, contemplated or threatened;

            (v) the Company is a "reporting issuer" not in default under securities laws of the Provinces of Ontario, British Columbia and Alberta and no material change relating to the Company has occurred with respect to which the requisite material change statement has not been filed;

            (vi) the Public Record does not contain a "misrepresentation" as defined in the applicable securities legislation of the Canadian Jurisdictions as at the date of such filing;

            (vii) except for the matters disclosed in the Public Record, there is no pending or threatened action or proceeding against the Company or its Subsidiaries before any court, governmental agency or arbitrator that is likely to have a materially adverse effect upon the financial condition or operations of the Company or its Subsidiaries;

            (viii)the execution and delivery of this Agreement, the Agency
                  Agreement, the Brokered Subscriptions, the Trust Indenture and the Warrant Indenture and the performance of the transactions contemplated thereby do not and will not result in a breach of, and do not create a state of facts which, after notice, or lapse of time or both, will result in a breach of, and do not and will not conflict with, any of the terms, conditions or provisions of the constating documents or by-laws of the Company or any trust indenture, agreement, or instrument to which the Company is contractually bound on the Closing Date; and

      (f) the Agent and the Subscriber having received a "blue-sky memorandum" in relation to the Private Placement prepared by the Company's United States counsel relating to compliance with state corporate and securities laws in the United States.

8.    ACKNOWLEDGMENTS OF SUBSCRIBER

8.1   The Subscriber acknowledges, and agrees that:

      (a) the Securities have not been registered under the 1933 Act, or under any state securities laws, and cannot be offered or resold without registration under the 1933 Act and the securities laws of all applicable states of the United States unless an exemption from registration is available or registration is not required pursuant to Regulation S under the 1933 Act;

      (b) its decision to execute this Subscription and purchase the Special Notes agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company, and that its decision is based entirely upon its review (the receipt of which is acknowledged) of information which has been filed by the Company with the Securities Commissions or the United States Securities and Exchange Commission (the "SEC") in compliance, or intended compliance, with applicable securities legislation (collectively the "Public Record") including the Company's unaudited financial statements for the three month period ending March 31, 1997 and its audited financial statements for the year ending December 31, 1996 (collectively the "Financial Statements");

      (c) no prospectus has been filed with respect to the Special Notes under applicable Canadian securities legislation, and accordingly:

            (i) the Subscriber is restricted from using certain of the civil remedies available under such legislation;

            (ii) the Subscriber will not receive information that might otherwise be required to be provided to it under such legislation; and

            (iii) the Company is relieved from certain obligations that would otherwise apply under such legislation;

      (d) it has been advised to consult its own legal advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions and it is solely responsible (and the Company is in no way responsible) for compliance with applicable resale restrictions.

      (e) the Company is a reporting issuer in the Reporting Jurisdictions only and the Company cannot ensure that Qualification and Registration Requirements will be met notwithstanding the Company's efforts and that any Securities issued to a Subscriber other than pursuant to a prospectus may be subject to indefinite resale restrictions imposed under the laws of the Jurisdiction in which such Subscriber is resident;

      (f) to the knowledge of the Subscriber, the sale of the Special Notes was not accompanied by any advertisement;

      (g) the offer made by this Subscription is irrevocable (subject to the right of the Subscriber to terminate this Subscription as provided in section 21) and requires acceptance by the Company;

      (h) this Subscription is not enforceable by the Subscriber unless it has been accepted by the Company and the Subscriber waives any requirement on the Company's behalf to communicate its acceptance for this Subscription to the Subscriber;

      (i) the Securities are speculative investments which involve a substantial degree of risk;

      (j) the Subscriber has had access to and has received all such information concerning the Company that the Subscriber has considered necessary in connection with the Subscriber's investment decision;

      (k) the Subscriber has not been provided with, nor has it requested, nor does it have any need to receive an offering memorandum or any other document describing the business and affairs of the Company in order to assist it in making an investment decision in respect of the Private Placement;

      (l) the subscription proceeds will be available to the Company on closing of the Private Placement and will not be returned to the Subscriber notwithstanding any delays or inability to meet the Qualification and Registration Requirements;

      (m) no agency, governmental authority, regulatory body, stock exchange or other entity has made any finding or determination as to the merit for investment of, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to, the Securities; and

      (n) as the Subscriber is not a U.S. Person, the Subscriber further acknowledges that:

            (i) no offers to sell the Special Notes were made by any person to the Subscriber while the Subscriber was in the United States;

            (ii) the Subscriber was outside the United States at the time of execution and delivery of this Subscription; and

            (iii) any person who exercises a Special Note, Debenture or a
                  Warrant will be required to provide the Company with written certification that it is not a U.S. Person and the Special Note, Debenture or Warrant is not being exercised within the United States by or on behalf of a U.S. Person.

9.    REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUBSCRIBER

9.1 The Subscriber hereby represents, warrants and covenants to the Company (which representations, warranties and covenants shall survive closing) that:

      (a) the Subscriber has no knowledge of a "material fact" or "material change" (as those terms are defined in the applicable Canadian securities legislation) in respect of the affairs of the Company that has not been generally disclosed to the public;

      (b) the Subscriber is purchasing the Special Notes as principal for its own account and is resident in the jurisdiction set out under the heading "Name and Address of Subscriber" on the execution page of this Agreement;

      (c) the Subscriber has the legal capacity and competence to enter into and execute this Subscription and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution of this Subscription on behalf of the Subscriber;

      (d) the entering into of this Subscription and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

      (e) the Subscriber has duly and validly authorized, executed and delivered this Subscription and except as specifically provided otherwise herein, it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber,

      (f) in connection with the Subscriber's investment in the Securities, the Subscriber has not relied upon the Company or the Company's legal counsel or advisers for investment, legal or tax advice, and has, if desired, in all cases sought the advice of the Subscriber's own personal investment advisor, legal counsel and tax advisers and the Subscriber is either experienced in or knowledgeable with regard to the affairs of the Company, or either alone or with its professional advisors is capable, by reason of knowledge and experience in financial and business matters in general, and investments in particular, of evaluating the merits and risks of an investment in the Special Notes and is able to bear the economic risk of the investment and it can otherwise be reasonably assumed to have the capacity to protect its own interest in connection with the investment in the Special Notes;

      (g) the Subscriber is not a U.S. Person and is not acquiring the Securities offered hereby for the account or benefit of a U.S. Person;

      (h) no person has made to the Subscriber any written or oral representations:

            (i)   that any person will resell or repurchase the Securities;

            (ii) that any person will refund the purchase price for the Securities; and

            (iii) as to the future price or value of the Securities.

      (i) the Securities are not being acquired directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States, and the Subscriber does not have any agreement or understanding (either written or oral) with any U.S. Person or a person in the United States respecting:

            (i) the transfer or assignment of any rights or interests in any of the Securities;

            (ii) the division of profits, losses, fees, commissions, or any financial stake in connection with this Subscription; or

            (iii) the voting of the Shares or Warrant Shares;

      (j) the current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the 1933 Act;

      (k) the Subscriber is entirely at arm's length with the Company and following conversion of Debentures and Warrants into common shares of the Company, the Subscriber, including any parties acting in concert with the Subscriber, will not, directly or indirectly, beneficially own or exercise control or direction over 10% or more of the outstanding voting securities of the Company;

      (l) the Subscriber will comply with the applicable provisions of all relevant securities legislation concerning the purchase and holding of the Special Notes and any resale of the Securities; and

      (m) the Subscriber is resident of an International Jurisdiction (defined in this Subscription to mean a country other than Canada or the United States) and as such:

            (i) the Subscriber is knowledgeable of, or has been independently advised as to, the International Securities Laws (which is defined in this Subscription to mean, in respect of each and every offer or sale of Special Notes, the securities legislation having application and the rules, policies, notices and orders issued by the securities regulatory authorities having jurisdiction over the Subscriber and the Private Placement, other than the laws of Canada and the U.S., which would apply to this subscription, if there are any);

            (ii) the Subscriber is purchasing the Special Notes pursuant to exemptions from any prospectus, registration or similar requirements under the International Securities Laws of the International Jurisdiction and or, if such is not applicable, the Subscriber is permitted to purchase the Special Notes under the International Securities Laws of the International Jurisdiction without the need to rely on exemptions;

            (iii) the International Securities Laws do not require the Company or to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction;

            (iv) the Securities are being acquired for investment only and not with a view to resale and distribution and the distribution of the Securities to the Subscriber by the Company complies with all International Securities Laws;


10.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY

10.1 The Company represents and warrants to the Subscriber and acknowledges that the Subscriber is relying upon such representations and warranties, as follows:

      (a) the Company and its subsidiaries are valid and subsisting corporations duly incorporated and in good standing under the laws of the jurisdiction in which they are incorporated, continued or amalgamated;

      (b) the Company has complied, or will comply, with all applicable corporate and securities laws and regulations in connection with the offer, sale and issuance of the Securities;

      (c) the Company and its subsidiaries are the beneficial owners of or have the right to acquire the interests in the properties, business and assets or the interests in the properties, business or assets referred to in the Public Record and except as disclosed in the Public Record, all agreements by which the Company or its subsidiaries holds an interest in a property, business or asset are in good standing according to their terms, and the properties are in good standing under the applicable laws of the jurisdictions in which they are situated;

      (d) the Company has been duly incorporated, continued or amalgamated and is validly existing under the laws of the jurisdiction of incorporation and is duly qualified to carry on its business and is in good standing in each jurisdiction in which it conducts its business or in which the ownership, leasing or operation of its property and assets requires such qualification and it has all requisite corporate power and authority to carry on its business as now conducted and as currently proposed to be conducted and to own, lease and operate its property and assets;

      (e) each of the Subsidiaries of the Company is properly described in Schedule "A" hereto and has been duly incorporated, continued or amalgamated and is validly existing under the laws of the jurisdiction and is duly qualified to carry on its business and is in good standing in each jurisdiction in which the manner in which it conducts its business or the ownership, leasing or operation of its property and assets requires such qualification and has all requisite corporate power and authority to carry on its business as now conducted and as currently proposed to be conducted and to own, lease and operate its property and assets;

      (f) the Company is a reporting issuer in good standing under the securities laws of Ontario, Alberta and British Columbia, and no material change relating to the Company has occurred within the last twelve (12) months with respect to which the requisite material change report has not been filed under any applicable securities laws and no such disclosure has been made on a confidential basis;

      (g) the Company has (and in the case of the qualification for distribution of the Securities by the Prospectus, will have) full corporate power and authority to undertake the Offering and file the Prospectus, and to issue the Special Notes, the Securities and the Warrant Shares;

      (h) at the Closing Time, the Special Notes will be duly and validly created, authorized and issued and the Debentures, the Shares, Warrants and Warrant Shares will be duly and validly authorized, allotted and reserved for issuance upon the conversion of the Special Notes or Debentures and the exercise of the Warrants, respectively, and the Debentures, the Shares, Warrants and Warrant Shares will, upon exercise in accordance with the respective terms of the Trust Indenture and the Warrant Indenture, be issued as fully paid and non-assessable securities;

      (i) the authorized capital of the Company consists of an unlimited number of common shares without par value and an unlimited number of Class A preference shares issuable in series, of which 32,657,939 common shares are issued and outstanding as at the date hereof as fully paid and non-assessable;

      (j) the Company has full corporate power and authority to enter into this Agreement, the Trust Indenture and the Warrant Indenture and to perform its obligations set out herein and therein and each of this Agreement, the Trust Indenture and the Warrant Indenture has been, or will be upon execution and delivery thereof, duly authorized, executed and delivered by the Company and constitutes, or will constitute when executed and delivered, a legal, valid and binding obligation of the Company enforceable in accordance with their respective terms;

      (k) neither the Company nor its Subsidiaries, is in default or breach of, and the execution and delivery of each of this Agreement, the Trust Indenture and the Warrant Indenture by the Company, and the performance of the transactions contemplated thereby will not result in a breach of, and do not create a state of facts which, after notice or lapse of time or both, will result in a breach of, and do not and will not conflict with, any of the terms, conditions or provisions of the constating documents, resolutions or by-laws of the Company or any material indenture, contract, agreement (written or oral), instrument, lease or other document to which the Company or its Subsidiaries is a party or by which the Company or its Subsidiaries is or will be contractually bound as of the Closing Time;

      (l) neither the Company nor its Subsidiaries is a party to, and neither the Company nor its Subsidiaries has granted any agreement, warrant, option or right, or any privilege capable of becoming an agreement, option or right for the purchase, subscription or issuance of any common shares or securities convertible into or exchangeable for common shares except as disclosed in the Public Record and as summarized in Schedule "B" hereto;

      (m) the audited annual financial statements of the Company as at and for the year ended December 31, 1996 and the unaudited financial statements of the Company as at and for the three month period ended March 31, 1997 (collectively, the "Financial Statements") present fairly, in all material respects, the financial position of the Company and its Subsidiaries as at the dates set out therein and the results of their operations and the changes in their financial position for periods then ended, in accordance with generally accepted Canadian accounting principles;

      (n) except as disclosed in the Public Record, there has not been any material change in the assets, liabilities or obligations (absolute, accrued, contingent or otherwise) of the Company or its Subsidiaries, as set forth in the Financial Statements and there has not been any material adverse change in the business, operations or condition (financial or otherwise) or results of the operations of the Company or its Subsidiaries, since March 31, 1997 and since that date there have been no material facts, transactions, events or occurrences which could materially adversely affect the business of the Company or its Subsidiaries;

      (o) to the best of the knowledge of the Company, the Company and its Subsidiaries have conducted and are conducting their business in all material respects in compliance with all applicable laws, by-laws, rules and regulations of each jurisdiction in which their business is carried on and hold all material licences, registrations, permits, consents or qualifications (whether governmental, regulatory or otherwise) required in order to enable their business to be carried on as now conducted and all such material licences, registrations, permits, consents and qualifications are valid and subsisting and in good standing and neither the Company nor its Subsidiaries have received notice of proceedings relating to the revocation or modification of any such material license, registration, permit consent or qualification which, if the subject of an unfavourable decision, ruling or finding, would materially adversely affect the conduct of the business, operations, condition (financial or otherwise) or income of the Company or its Subsidiaries;

      (p) the Company has not, directly or indirectly, declared or paid any dividend or declared or made any other distribution on any of its common shares or securities of any class, or, directly or indirectly, redeemed, purchased or otherwise acquired any of its common shares or securities or agreed to do any of the foregoing;

      (q) there is not, in the constating documents or articles of the Company or in any agreement, mortgage, note, debenture, indenture or other instrument or document to which the Company is a party, any restriction upon or impediment to the declaration or payment of dividends by the directors of the Company or the payment of dividends by the Company to the holders of its common shares;

      (r) the issued and outstanding common shares of the Company are listed and posted for trading on the TSE;

      (s) the Trustee at its office in Toronto, Ontario has been duly appointed as the transfer agent and registrar for all of the outstanding common shares of the Company;

      (t) this Agreement and any other written or oral representations made by the Company to the Subscriber in connection with the Private Placement will be accurate in all material respects and will omit no fact, the omission of which will make such representation misleading;

      (u) the Company is not a "reporting issuer" or a reporting company in any jurisdiction other than Ontario, British Columbia and Alberta;

      (v) all filings made by the Company under which it has received or is entitled to government loans or incentives, have been made in accordance, in all material respects, with applicable legislation and contain no misrepresentations of a material fact or omit to state any material fact which could cause any amount previously paid to the Company or previously accrued on the accounts thereof to be recovered or disallowed;

      (w) the minute books of the Company and its Subsidiaries are true and correct and contain the minutes of all meetings and all resolutions of the directors and shareholders thereof;

      (x) the Company has taken all steps necessary to obtain the consent of the TSE and has complied with all other regulatory requirements applicable on the offering and sale of the Special Notes on a "private placement" basis as contemplated by the Offering;

      (y) the shares of the Subsidiaries held directly or indirectly by the Company are all owned free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances, claims and demands whatsoever;

      (z) the auditors of the Company who audited the consolidated financial statements of the Company most recently delivered to the security holders of the Company and delivered their report with respect thereto, are independent public accountants;

      (aa) the Company and each of the Subsidiaries has established on its books and records reserves that they are adequate for the payment of all taxes not yet due and payable and there are no liens for taxes on the assets of the Company or the Subsidiaries; there are no audits known by the Company's management to be pending of the tax returns of the Company or the Subsidiaries (whether federal, provincial, local or foreign) and there are no claims which have been or may be asserted relating to any such tax returns, which audits and claims, if determined adversely, would result in the assertion by any government agency of any deficiency that would have a material adverse effect on the assets, properties, business, results of operations, prospects or condition (financial or otherwise) of the Company or the Subsidiaries, considered as a single enterprise;

      (bb) neither Revenue Canada, Customs, Taxation and Excise, the Internal Revenue Service of the United States or any other taxation authority has asserted or, to the best of the Company's knowledge, threatened to assert any assessment, claim or liability for taxes due or to become due in connection with anyy review or examination of the tax returns of the Company or the Subsidiaries filed for any year would have a material adverse effect on the assets, properties, business, results of operations, prospects or condition (financial or otherwise) of the Company or the Subsidiaries, considered as a single enterprise;

      (cc) each of the material contracts referred to in the Public Record to which the Company is a party have been duly authorized, executed and delivered by the parties thereto and is a legal, valid and binding obligation of the parties thereto enforceable in accordance with its respective terms and the Company is not in default in any material respect thereunder;

      (dd) the Company is not a party to any material contracts other than as disclosed in Schedule "C" hereto;

      (ee) the Company and its Subsidiaries own all right, title and benefit to all registered or unregistered trademarks, trade or brand names, copyrights, copyright applications, designs, industrial designs, patents, patent applications and all other intellectual or industrial property of or pertaining to the business of the Company and its Subsidiaries;

      (ff) to the best of the Company's knowledge, the conduct of the business of the Company and its respective Subsidiaries does not infringe upon the trademarks, trade names, service marks or copyrights, trade secrets, know-how, designs, patents, or other proprietary rights or technology, domestic or foreign, of any other person, firm or corporation;

      (gg) all of the representations and warranties made by the Company in this Agreement will continue to be true and correct as of the Closing Time;

      (hh) the Public Record together with this Subscription and any other written representations made by the Company to an investor or potential investor in connection with the offer and sale of Special Notes are accurate in all material respects and omit no fact, the omission of which would make such representation misleading in light of the circumstances in which such representation was made;

      (ii) the creation, issuance and sale of the Securities by the Company does not and will not conflict with and does not and will not result in a breach of any of the terms, conditions or provisions of its constating documents or any agreement or instrument to which the Company is a party;

      (jj) the Company and its subsidiaries are duly registered or licensed to carry on business in the jurisdictions in which they carry on business or own property or assets;

      (kk) neither the Company nor any of its subsidiaries is a party to any actions, suits or proceedings which could materially affect its business or financial condition, and to the best of the Company's knowledge no such actions, suits or proceedings have been threatened as at the date hereof, except as disclosed in the Public Record;

      (ll) no order ceasing or suspending trading in the securities of the Company or prohibiting sale of such securities has been issued to the Company or its directors, officers or promoters and to the best of the Company's knowledge no investigations or proceedings for such purposes are pending or threatened;

      (mm) at the Closing Date, every consent, approval, authorization or order that is required for the transactions herein contemplated to occur at Closing will have been obtained and will be in effect;

      (nn) the Company will reserve sufficient shares in the treasury of the Company to enable it to issue the Shares and Warrant Shares;

      (oo) all the information and statements to be contained in the Prospectus and Registration Statement relating to the Securities (except information and statements relating solely to the Agent) will be true and correct except as modified or superseded by any amendment or supplement thereto and together will constitute full, true and plain disclosure of all material facts relating to the Company and the Securities as required by applicable securities laws, will contain no misrepresentations and will not omit any information which is necessary to make any statement contained therein not misleading in light of the circumstances in which it was made; and

      (pp) other than as disclosed in the Public Record, no person has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming a right, agreement or option for the issue or allotment of any unissued common shares of the Company or any other security convertible or exchangeable for any such shares or to require the Company to purchase, redeem or otherwise acquire any of the issued or outstanding shares of the Company.

11.   COVENANTS OF THE COMPANY

The Company hereby covenants to and with the Subscriber that it will:

      (a) allow the Subscriber Agent and its counsel to conduct all due diligence in connection with the Private Placement which the Subscriber may reasonably require;

      (b) use its best efforts to obtain any necessary regulatory consents to the Private Placement on such terms as are mutually acceptable to the Subscriber and the Company, acting reasonably;

      (c) duly, punctually and faithfully fulfil all legal requirements to permit the creation, issuance, offering and sale of the Special Notes including, without limitation, compliance with all applicable securities legislation in the Canadian Jurisdictions to enable the Special Notes to be offered for sale and sold in accordance with this Agreement;

      (d) ensure that the offer, sale and distribution of the Special Notes and the distribution of the Securities will fully comply with the requirements of applicable securities legislation in the Canadian Jurisdictions;

      (e) ensure that at the respective times of filing and at all times subsequent to the filing thereof during the distribution of the Securities, the Preliminary Prospectus, and the Prospectus will fully comply with the requirements of applicable securities legislation;

      (f) upon obtaining Receipts for the Prospectus in the Canadian Jurisdictions, cause the Trustee to deliver one copy of the Prospectus and the certificates representing the Securities to each person who is to acquire the Securities pursuant to the Prospectus;

      (g) duly and punctually perform all the obligations to be performed by it under this Agreement, the Trust Indenture and the Warrant Indenture;

      (h) during the period commencing on the date hereof and ending on the conclusion of the distribution of the Securities, give the Subscriber prompt written notice of:

            (i) any material change (actual, proposed, anticipated, or threatened) in or affecting the business, affairs, operations, assets, liabilities (contingent or otherwise), capital or control of the Company;

            (ii) any material change in or misrepresentation of a material fact contained or referred to in the Preliminary Prospectus or the Prospectus; and

            (iii) the occurrence of a material fact, which, in any such case, is, or may be, of such nature as to result in a misrepresentation in the Preliminary Prospectus; or result in the Preliminary Prospectus or the Prospectus not complying with applicable securities laws;

            provided that if the Company is uncertain as to whether a material change, change, occurrence or event of the nature referred to in this subparagraph has occurred, the Company shall promptly inform the Agent of the full particulars of the occurrence giving rise to the uncertainty and shall consult with the Agent as to whether the occurrence is of such nature.

            In this Agreement, the terms "material change", "material fact", "misrepresentation" and "distribution" have the meanings ascribed thereto in the applicable securities legislation of the Canadian Jurisdictions;

      (i) during the period commencing on the date hereof and ending on the conclusion of the distribution of the Securities, promptly inform the Subscriber of:

            (i) any request of any securities commission, stock exchange, or similar regulatory authority for any amendment to the Preliminary Prospectus, the Prospectus or any part of the Public Record or for any additional information;

            (ii) the issuance by a securities commission, stock exchange or similar regulatory authority or by any other competent authority of any order to cease or suspend trading of any securities of the Company or of the institution or threat of institution of any proceedings for that purpose; and

            (iii) the receipt by the Company of any communication from any securities commission, stock exchange, or similar regulatory authority relating to the Preliminary Prospectus, the Prospectus, any other part of the Public Record or the distribution of the Special Notes or the Securities; and

      (j) unless it would be unlawful to do so, accept this Agreement within one business day of the Agreement being submitted to it by the Subscriber;

      (k) take all steps necessary prior to the Closing Time to obtain the consent of the TSE and comply with all other regulatory requirements applicable on the offering and sale of the Special Notes as contemplated by the Private Placement prior to the Closing Time;

      (l) prepare and file promptly at the Subscriber's request any amendment to the Preliminary Prospectus or Prospectus which in the reasonable opinion of the Agent, the Subscriber and the Company may be necessary or advisable; and

      (m) use its best efforts to obtain from the Ontario Securities Commission forthwith after the Closing Time a ruling exempting from the prospectus requirements of the SECURITIES ACT (Ontario) the first trade in Warrant Shares acquired upon exercise of the Warrants.

12.   ACKNOWLEDGEMENT AND WAIVER

12.1 The Subscriber acknowledges that the decision to purchase the special Notes and to acquire the Units issuable on exercise thereof was made solely on the basis of publicly available information. The Subscriber hereby waives to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages (other than as expressly described herein and in the Prospectus) to which the Subscriber might otherwise be entitled in connection with the distribution of the Securities issuable upon exercise of the Special Notes pursuant to the Prospectus to be filed in each of the Qualifying Jurisdictions.

13.   CONTRACTUAL RIGHT OF ACTION FOR RESCISSION

13.1 In the event that a holder of Special Notes, who acquires Debentures upon the exercise of the Special Notes as provided for in the Prospectus, is or becomes entitled under the securities legislation of any Canadian Jurisdiction to the remedy of rescission by reason of the Prospectus or any amendment thereto containing a misrepresentation, the Subscriber shall be entitled to rescission not only of the exercise of the Special Notes but also pursuant to the Private Placement pursuant to which the Special Notes were initially acquired, and shall be entitled in connection with such rescission to a full refund of all consideration paid on the acquisition of the Special Notes. In the event such holder is a permitted assignee of the interest of the Subscriber, such permitted assignee shall be entitled to exercise the rights of rescission and refund granted hereunder as if such permitted assignee were the Subscriber. The foregoing is in addition to any other right or remedy available to a holder of Special Notes under Section 121 of the BRITISH COLUMBIA SECURITIES ACT, or the equivalent provisions of the securities legislation of any other Canadian Jurisdiction, or otherwise at law.

14.   RESALE RESTRICTIONS AND LEGENDING OF SECURITIES

14.1 The Subscriber acknowledges that any resale of the Securities will be subject to resale restrictions contained in the securities legislation applicable to the Subscriber or to the proposed transferee. The Company is not a reporting issuer in any province or territory of Canada other than the Reporting Jurisdictions and, accordingly, any applicable hold periods under the laws of such other jurisdictions may never expire. The Subscriber acknowledges that if the Company is unable to obtain a receipt for the Prospectus in the jurisdictions in which the Subscriber resides, the Securities maybe subject to restrictions on resale for an additional or an indefinite period of time.

14.2 The Subscriber acknowledges that the Securities have not been registered under the 1933 Act or the securities laws of any State of the United States. The Securities may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable State securities laws or exemptions from such requirements are available. The Special Notes may bear a legend denoting the foregoing and, in addition, if the Subscriber is a U.S. Person or person in the United States, the Debentures, Shares and Warrant Shares may bear a legend denoting the foregoing.

14.3  The Subscriber hereby acknowledges that in the event that:

      (a) the Company is unable to obtain a receipt for the Prospectus in any of the Canadian Jurisdictions; or

      (b) any Special Notes are exercised by the Subscriber prior to the issuance of a receipt for the Prospectus by the securities commission in any of the Canadian Jurisdictions,

a legend may be placed on the certificates representing the Debentures, Shares and Warrant Shares to the effect that the securities represented by such certificates are subject to a hold period and may not be traded until the expiry of such hold period except as permitted by applicable securities legislation.

15.   GOVERNING LAW

15.1 This Subscription is governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein. The Subscriber irrevocably attorns to the jurisdiction of the courts of the Province of Ontario.

16.   SURVIVAL

16.1 This Subscription, including, without limitation, the representations, warranties, acknowledgements and covenants contained herein, shall survive and continue in full force and effect and be binding upon the Subscriber notwithstanding the completion of the purchase of the Special Notes by the Subscriber pursuant hereto, the completion of the issue of Special Notes of the Company and any subsequent disposition by the Subscriber of the Securities.

17.   ASSIGNMENT

17.1  This Subscription is not transferable or assignable.

18.   EXECUTION

18.1 The Company shall be entitled to rely on delivery by facsimile machine of an executed copy of this Subscription and acceptance by the Company of such facsimile copy shall be equally effective to create a valid and binding agreement between the Subscriber and the Company in accordance with the terms hereof.

19.   SEVERABILITY

19.1 The invalidity or unenforceability of any particular provision of this Subscription shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription.

20.   TERMINATION RIGHTS

      (a) The Subscriber shall be entitled, at its option, to terminate all of its obligations under this Agreement, by notice to that effect delivered to the Company at any time prior to the Closing Time in the event that:

            (i) there shall occur or come into effect any event, condition or circumstance which constitutes a material change financial or otherwise (actual, proposed or prospective) in the business, affairs, operations, assets, liabilities (contingent or otherwise), prospects, condition or capital of the Company or its Subsidiaries, considered as a single enterprise, which would reasonably be expected to have a material adverse effect on the business of the Company or its Subsidiaries or the market price or value of the Special Notes or the Securities;

            (ii) there is an enquiry or investigation (whether formal or informal) by any securities regulatory authority in relation to the Company or any of the Company's directors or officers which in the opinion of the Subscriber seriously affects or may seriously affect the Private Placement;

            (iii) any order to cease trading in the securities of the Company is made by a competent securities regulatory authority and that order is still in effect; or

            (iv) there should develop, occur or come into effect any catastrophe of national or international consequence or any action, governmental law or regulation, inquiry or other occurrence of any nature whatsoever which, in the opinion of the Subscriber, seriously affects or may seriously affect the financial markets or the business of the Company or its Subsidiaries.

      (b) If the Subscriber terminates this agreement pursuant to this section 20, there shall be no further liability on the part of the Subscriber or of the Company to the Subscriber; and

      (c) The right of the Subscriber to terminate its obligations under this Agreement is in addition to such other remedies as it may have or has in respect of any default, act or failure to act of the Company in respect of any of the matters contemplated by this Agreement.

21.   ENTIRE AGREEMENT

21.1 Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Special Notes and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute, by common law, by the Company, by the Subscriber or by anyone.

22.   LANGUAGE

23. The undersigned hereby acknowledges that it has consented to and requested that the documents relating in any way to the purchase and sale of the Securities be drawn up in the English language only. Le soussigne reconnait avoir consenti et requis que la documentation relative a l'achat et la vente des valeurs mobilireres soit redigee en langue anglaise seulement.

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription as of the date first above mentioned.

                                   JASOPT PTY LIMITED
                                   (A.C.N. 065 064 164)

                                   ________________________________
                                   Name:
                                   Office:

                                   ________________________________
                                   (Address of Subscriber)

                                   ________________________________
                                   (City, Province, Postal Code of Subscriber)
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                                   - 28 -

                                   ACCEPTANCE

This Agreement is hereby accepted by SEVEN SEAS PETROLEUM INC.


DATED at ________________________________, the __________ day of ______________
________________, 1997.


                                          SEVEN SEAS PETROLEUM INC.

                                          Per: ____________________________
                                                Authorized Signing Officer

          SCHEDULE I TO THE PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

Seven Seas Petroleum Inc.
Suite 960, Three Post Oak Central
1900 Post Oak Boulevard
Houston, Texas    77056

Dear Sirs:

Re:   SEVEN SEAS PETROLEUM INC. - PRIVATE PLACEMENT OF SPECIAL NOTES


1.    DELIVERY - please deliver the Special Notes certificates(s) to:

      ______________________________________________________________

      ______________________________________________________________

2. REGISTRATION - registration of the single certificate which is to be delivered at closing should be made as follows:

      ______________________________________________________________ (name)

      ______________________________________________________________ (address)

3. The undersigned hereby acknowledges that it will deliver to Seven Seas Petroleum Inc. all such additional completed forms in respect of the Subscriber's purchase of Special Notes of Seven Seas Petroleum Inc. as may be required for filing with the appropriate securities commissions and regulatory authorities and stock exchanges.


DATED:                                            1997.


                                   JASOPT PTY LIMITED
                                   (A.C.N. 065 064 164)

                                   Per. ____________________________
                                        (Signature)

                                        ____________________________
                                        (position)

           SCHEDULE II TO THE PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

                           THE TORONTO STOCK EXCHANGE
                 PRIVATE PLACEMENT QUESTIONNAIRE AND UNDERTAKING

To be completed by each proposed private placement purchaser of listed securities or securities which are convertible into listed securities.

                                  QUESTIONNAIRE

1.    DESCRIPTION OF TRANSACTION

      (a)   NAME OF THE ISSUER OF THE SECURITIES
            Seven Seas Petroleum Inc.

      (b)   NUMBER AND DESCRIPTION OF SECURITIES TO BE PURCHASED

            ____________________ Special Notes, each Special Note entitling the holder thereof to receive upon exchange, or deem exchange, a like principal amount of convertible redeemable debentures (the "Debentures) of the Company without payment of any additional consideration. The Special Notes will be exchangeable into Debentures at any time on or before 5.00 p.m (Vancouver time) on the date (the "Exchange Date") which is the earlier of: (i) the third business day following the date upon which all Qualification and Registration Requirements (as defined in the Subscription Agreement) have been met; and (ii) the first business day following twelve (12) months from the Closing Date (as defined in the Subscription Agreement). All Special Notes not exchanged prior to the Exchange Date will be deemed to be exchanged for Debentures on the Exchange Date without further action or notice on the part of the holders thereof.

            The Debentures will be convertible into units (the "Units") of the Company by holders on three (3) business days notice, in whole or in part, on the basis of one Unit for each US$11.50 principal amount of Debentures outstanding. Each Unit will consist of one common share of the Company and one-half of one common share purchase warrant (collectively, the "Warrants"). Each whole Warrant will entitle the holder thereof to acquire one additional common share of the Company at any time on or before 5:00 p.m. (Vancouver time) on the first business day following one (1) year from the Closing Date at a price of US$15 per share.

      (c)   PURCHASE PRICE

            The Special Notes will be issued in multiples of US$100.

2.    DETAILS OF PURCHASER

      (a)   NAME OF PURCHASER:

            _____________________________________________________________

      (b)   ADDRESS:

            _____________________________________________________________

            _____________________________________________________________

      (c)   IF THE PURCHASER IS A CORPORATION, STATE THE JURISDICTION OF
            INCORPORATION:

            _____________________________________________________________

      (d)   GENERAL NATURE OF BUSINESS:

            _____________________________________________________________

            _____________________________________________________________

      (e) NAMES AND ADDRESSES OF PERSONS HAVING A GREATER THAN 5% BENEFICIAL INTEREST IN THE PURCHASER:

            _____________________________________________________________

            _____________________________________________________________

            _____________________________________________________________

            _____________________________________________________________

3.    DEALINGS OF PURCHASER IN SECURITIES OF THE ISSUER

      Give details of all trading by the purchaser in the securities of the issuer (other than debt securities which are not convertible into equity securities), directly or indirectly, within the 60 days preceding the date hereof:
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                                        3

            _____________________________________________________________

            _____________________________________________________________

            _____________________________________________________________

            _____________________________________________________________

4.    RELATIONSHIP TO ISSUER

      (a) State if purchaser has any relationship with Issuer, direct or indirect:

            _____________________________________________________________

      (b)   If the answer to (a) is "yes", give details:

            _____________________________________________________________

            _____________________________________________________________

            _____________________________________________________________


      (c) Does the purchase own any securities of the issuer at the date hereof (other than debt securities which are not convertible into equity securities); if so, give particulars:

            _____________________________________________________________

            _____________________________________________________________

            _____________________________________________________________

                                  UNDERTAKING

TO:   THE TORONTO STOCK EXCHANGE


The undersigned has subscribed for and agreed to purchase, as principal, the securities described in Item 1 of this Private Placement Questionnaire and Undertaking.

The undersigned undertakes not to sell or otherwise dispose of any of the said securities so purchased or any securities derived therefrom for the lessor of:

      1. a period of six months from the date of the closing of the transaction herein or for such period as is prescribed by applicable securities legislation, whichever is longer; and

      2. a period ending on the date that a receipt for a final prospectus relating to the said securities or any securities derived therefrom has been issued by the Ontario Securities Commission.

without the prior consent of The Toronto Stock Exchange and any other regulatory body having jurisdiction.


DATED at                       this        day of                         199  .


                                   JASOPT PTY LIMITED
                                   (A.C.N. 065 064 164)

                                   _________________________________
                                   (Authorized Signature)

                                   _________________________________
                                   (Please print here name of individual whose signature appears above, if different from name of purchaser printed above)